UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2012 (May 30, 2012)

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors

Effective May 30, 2012, Robert F. Wright resigned as a member of the Universal American Corp. (the “Company”) board of directors.  Mr. Wright’s resignation is not the result of any disagreement with the Company or its board of directors.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 30, 2012.  The following are the votes cast on each of the matters presented at the annual meeting:

1.              Election of Directors. The stockholders elected each of the fourteen nominees to the Board of Directors for a one-year term by a majority of the votes cast:

Name	For	Against	Abstain	Broker Non-Votes
Richard A. Barasch	70,834,533	740,860	1,124	5,985,564
Barry W. Averill	70,675,202	869,672	31,643	5,985,564
Sally W. Crawford	69,464,579	2,105,462	6,476	5,985,564
Matthew W. Etheridge	70,670,907	873,867	31,743	5,985,564
Mark K. Gormley	71,409,346	160,695	6,476	5,985,564
Mark. M. Harmeling	49,951,298	21,618,743	6,476	5,985,564
David S. Katz	71,383,905	160,595	32,017	5,985,564
Linda H. Lamel	70,670,284	904,755	1,478	5,985,564
Patrick J. McLaughlin	71,377,244	192,797	6,476	5,985,564
Richard C. Perry	52,070,728	19,474,146	31,643	5,985,564
Thomas A. Scully	71,377,792	163,595	35,130	5,985,564
Robert A. Spass	68,540,399	3,029,542	6,576	5,985,564
Sean M. Traynor	51,635,566	19,929,419	11,532	5,985,564
Christopher E. Wolfe	71,380,023	159,795	36,699	5,985,564

2.              Appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain
77,434,802	120,511	6,768

3.              Non-binding, advisory vote with respect to the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
69,240,904	2,043,874	291,739	5,985,564

4.              Non-binding, advisory vote regarding the frequency of the voting with respect to the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain
68,921,181	228,514	2,277,329	149,493

In light of these results and consistent with the Company’s recommendation on this matter, the Company will hold future non-binding, advisory votes on executive compensation on an annual basis, until such time as the frequency vote is next presented to stockholders or until the Company’s board of directors determines otherwise.

5.              Amendment to the 2011 Omnibus Equity Award Plan to increase the number of shares issuable thereunder by five million shares.

For	Against	Abstain	Broker Non-Votes
57,743,669	13,815,923	16,925	5,985,564

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June1, 2012

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary